UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.
C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2023

Better For You Wellness, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87 - 2903933
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1349 East Broad Street Columbus, OH	43205
(address of principal executive offices)	(zip code)

+1 (614) 368-9898
(registrant’s telephone number, including area code)

Not Applicable
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

“We”, “Us”, “The Issuer” and or “the Company” refer to Better For You Wellness, Inc., a Nevada Company.

Item 1.01. Entry into a Material Definitive Agreement.

Amendment #2 To The Promissory Note Issued On April 12, 2022

On September 18, 2023, Better For You Wellness, Inc. (the "Company"), entered into an amendment agreement with Mast Hill Fund, L.P., a Delaware limited partnership ("Mast Hill"), pursuant to which the Company and Mast Hill amended the promissory note originally issued by the Company to Mast Hill on April 12, 2022 in the original principal amount of $310,000 extending the maturity date of the promissory note to September 13, 2024. In consideration of the execution and delivery of the amendment and other good and valuable consideration, the Company and Mast Hill agreed to increase the outstanding principal balance of the promissory note by $40,891.28, and, accordingly, the outstanding balance of the promissory note after the aforementioned increase shall equal $408,916.46, consisting of $350,891.28 of principal and $58,025.18 of accrued interest. Additionally, the Company and Mast Hill agreed to increase the interest rate, as defined in the promissory note, to eighteen percent (18%).

Amendment #1 To The Promissory Note Issued On June 7, 2022

On September 18, 2023, Better For You Wellness, Inc. (the "Company"), entered into an amendment agreement with Mast Hill Fund, L.P., a Delaware limited partnership ("Mast Hill"), pursuant to which the Company and Mast Hill amended the promissory note originally issued by the Company to Mast Hill on June 7, 2022 in the original principal amount of $310,000 extending the maturity date of the promissory note to September 13, 2024. In consideration of the execution and delivery of the amendment and other good and valuable consideration, the Company and Mast Hill agreed to increase the outstanding principal balance of the promissory note by $40,023.10, and, accordingly, the outstanding balance of the promissory note after the aforementioned increase shall equal $400,234.58, consisting of $350,023.10 of principal and $50,211.48 of accrued interest. Additionally, the Company and Mast Hill agreed to increase the interest rate, as defined in the promissory note, to eighteen percent (18%).

The foregoing descriptions of the amendment agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the amendment agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the promissory note issued on April 12, 2022 does not purport to be complete and is qualified in its entirety by reference to the full text of the promissory note issued on April 12, 2022, a copy of the form of which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed on April 18, 2022 and incorporated by reference herein. The foregoing description of the promissory note issued on June 7, 2022 does not purport to be complete and is qualified in its entirety by reference to the full text of the promissory note issued on June 7, 2022, a copy of the form of which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed on June 10, 2022 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Amendment #2 To The Promissory Note Issued On April 12, 2022
10.2	Form of Amendment #1 To The Promissory Note Issued On June 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Better For You Wellness, Inc.

Date: September 2 7 , 202 3	By:	/s/ Ian James
Ian James
Chief Executive Officer (principal executive officer)